UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02603

T. Rowe Price Government Money Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2021

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Government Money Fund	November 30, 2021
PRRXX	Investor Class
TTGXX	I Class
T. ROWE PRICE Government Money Fund

HIGHLIGHTS

■	The Government Money Fund returned 0.01% in the ultralow interest rate environment of the last six months.

■	The Federal Reserve kept the fed funds target rate in the 0.00% to 0.25% range in response to the pandemic and its impact on the economy.

■	We focused on U.S. government money market securities with longer maturities and tried to take advantage of opportunities to buy securities with relatively attractive yields without reducing our high credit quality standards.

■	Near the end of our reporting period, the Fed announced that it will begin to reduce its monthly bond purchases. This is a likely prelude to increases in the fed funds target rate, which could commence at some point in 2022.

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CIO Market Commentary

Dear Shareholder

Major stock and bond indexes produced mixed results during the first half of your fund’s fiscal year, the six-month period ended November 30, 2021. While markets were supported by strong corporate earnings and generally positive economic news, elevated inflation reports and less accommodative central bank policies weighed on investor sentiment. In addition, the spread of new variants of the coronavirus dashed hopes that vaccines would bring about a quick end to the pandemic.

In equity markets, large-cap U.S. growth stocks delivered strong returns, but negative results were common in other sectors and regions. Small-caps and value stocks generally underperformed, and a stronger U.S. dollar weighed on returns for U.S. investors in foreign securities. Emerging markets stock benchmarks struggled amid a significant equity market downturn in China. The S&P 500 Index and the Nasdaq Composite reached record highs before pulling back at the end of the period after scientists in South Africa identified the omicron variant of the coronavirus. Within the S&P 500, information technology and consumer discretionary stocks were the top performers, while industrials lagged.

Fixed income returns also varied widely. The U.S. Treasury yield curve flattened as yields of securities with shorter maturities increased while longer-term bond yields fell. After starting the six-month period at 1.58%, the benchmark 10-year Treasury note declined to 1.43% by the end of November. (Bond prices and yields move in opposite directions.) Both investment-grade and high yield corporate bonds benefited from strong demand, while securitized debt, such as asset-backed securities, lagged amid heavy supply.

A robust increase in corporate earnings growth appeared to be a key performance driver during the period. According to FactSet, overall earnings for the S&P 500 rose 89% in the second quarter of 2021 versus the year before, the fastest pace since 2009. Despite the significant rally in the S&P 500 over the first 10 months of the year, the index’s price/earnings ratio actually fell over that period as earnings rose faster than stock prices, and improving balance sheets helped keep defaults very low in the high yield bond market. Although economic growth showed signs of slowing at times, data remained solidly positive through the end of the period. The unemployment rate, which started the year at 6.7%, fell to 4.2% by November, and retail sales data showed that consumers were eager to spend.

However, strong earnings and employment gains were partially offset by inflation concerns. Prices surged as the release of pent-up demand and supply chain disruptions contributed to higher inflation around the globe. In the U.S., the 6.8% increase in the consumer price index for the 12-month period ended in November was the highest level since 1982.

Meanwhile, central banks began to slowly move away from the extremely accommodative policies they instituted in response to the initial wave of the coronavirus. The Federal Reserve announced that it would begin trimming its purchases of Treasury bonds and agency mortgage-backed securities in November, and speculation that the Fed might have to raise rates earlier than expected to keep inflation in check added to volatility at the end of the period.

As we enter 2022, valuations appear elevated across many asset categories, and, as a result, we believe that investors will need to use greater selectivity to identify potential opportunities. Higher inflation, a shift toward monetary tightening, and the continuing struggle to control the pandemic all pose potential challenges for economic growth and earnings. On the positive side, household wealth gains, pent-up consumer demand, and a potential boom in capital expenditures could sustain growth even as monetary policy turns less supportive. In this environment, our investment teams will remain focused on using fundamental research to identify companies that can add value to your portfolio over the long term.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps

Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund’s goals are preservation of capital, liquidity, and, consistent with these, the highest possible current income.

FUND COMMENTARY

How did the fund perform in the past six months?

Money market yields remained extremely low, as the Federal Reserve kept the fed funds target rate in the ultralow 0.00% to 0.25% range. The Government Money Fund returned 0.01% in the six-month period ended November 30, 2021, versus 0.02% for its peer group benchmark, the Lipper U.S. Government Money Market Funds Index. (Returns for the I Class may vary due to a different fee structure. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The U.S. economy is continuing to recover from the deep, pandemic-driven downturn that took place in the first half of 2020. Most sectors of the economy have reopened to varying degrees, and many measures of the labor market have reached their best levels since the beginning of the pandemic. Inflation, however, remains elevated, due in part to supply chain disruptions and shortages in some industries. Also, economic growth has moderated from its brisk pace early in the recovery, as the spread of the delta variant of the coronavirus slowed the resumption of normal economic activity and workers’ return to the office. The delayed passage of a federal infrastructure spending bill—which was signed into law in mid-November—as well as its smaller price tag represent a lesser degree of fiscal stimulus than what had been expected early in our reporting period.

Federal Reserve officials continued to believe that elevated inflation will be a transitory phenomenon—though they increasingly acknowledged that it may take longer than they previously expected for price pressures to ease. They also seemed to be adhering to the Fed’s new inflation framework, whereby they intend to keep short-term interest rates very low while allowing inflation to go above and remain above 2% for some period of time to compensate for periods of below-average inflation. However, the improvement in the labor market over the last year (maximum employment is one of the Fed’s two primary goals) increased expectations that the central bank would begin tapering its asset purchases. Indeed, near the end of our six-month reporting period, the Fed announced its first steps in reducing the quantity of its monthly purchases of Treasuries and agency mortgage-backed securities.

The tapering of asset purchases is a likely prelude to increases in the fed funds target rate, which could commence at some point in 2022. In anticipation of tighter monetary policy, the yield on the 90-day Treasury bill rose from 0.01% to 0.05% during the past six months, while the six-month T-bill yield climbed from 0.03% to 0.10%. One-year T-bill yields increased from 0.05% to 0.24%.

How is the fund positioned?

At the end of our reporting period, the portfolio’s weighted average maturity (WAM) was positioned longer than that of the average competitor. With money market interest rates hovering just above 0%, we continued to focus on U.S. government money market securities with longer maturities in an attempt to preserve the portfolio’s yield. As always, we try to take advantage of opportunities to buy money market instruments with attractive yields.

As shown in the Security Diversification exhibit, 50% of the fund’s assets were invested in Treasury bills at the end of November, while Treasury notes that will mature within one year represented 9%. Repurchase agreements accounted for 37%. The remainder was invested primarily in other U.S. government and agency securities.

What is portfolio management’s outlook?

Near the end of our reporting period, as mentioned earlier, the Fed stated that it will begin to slow its monthly bond purchases—by $15 billion, starting in November and December 2021. By not specifying the speed of the taper beyond December, the widely expected tapering announcement gave the Fed the flexibility to make adjustments as economic conditions evolved.

Then, on the last day of November, Fed Chair Jerome Powell surprised some investors by stating that “the risk of higher inflation has increased” and that he expects to discuss a possible acceleration of the Fed’s tapering at the central bank’s next meeting. On December 15, after our reporting period ended, the Fed announced that it would reduce the size of its monthly purchases by $30 billion per month starting in January. At this pace, the central bank would end its monthly purchases by the end of March, which could lead to the onset of interest rate increases—assuming inflation remains elevated—shortly thereafter.

Regardless of the Fed’s decisions about tapering asset purchases or interest rate increases, our focus remains on principal stability, liquidity, and investments with the highest credit quality. We recognize these are of utmost importance to our investors.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE GOVERNMENT MONEY FUND

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

The potential for realizing a loss of principal could derive from:

Interest rate risks. A decline in interest rates may lower the portfolio’s yield, or a rise in the overall level of interest rates may cause a decline in the prices of fixed income securities held by the portfolio. The portfolio’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit.

Credit risks. An issuer of a debt instrument could suffer an adverse change in financial condition that results in a payment default (failure to make scheduled interest or principal payments), a rating downgrade, or an inability to meet a financial obligation. Although the portfolio only purchases securities that present minimal credit risk in the opinion of T. Rowe Price, the credit quality of its holdings could change rapidly during periods of market stress. The portfolio’s overall credit risk is relatively low since it invests in securities that are backed by the full faith and credit of the U.S. government.

Repurchase agreement risks. A counterparty to a repurchase agreement may become insolvent or fail to repurchase securities from the portfolio as required, which could increase its costs or prevent it from immediately accessing its collateral.

BENCHMARK INFORMATION

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2021 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses

The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

November 30, 2021 (Unaudited)

PORTFOLIO OF INVESTMENTS‡

(Amounts in 000s)

U.S. GOVERNMENT AGENCY DEBT 8.1%

	Par	$ Value
Federal Farm Credit Banks, 0.04%, 5/4/22	25,000	24,997
Federal Farm Credit Banks, 0.08%, 5/9/22	74,150	74,150
Federal Farm Credit Banks, FRN, 3M UST + 0.04%, 0.09%, 11/9/22	45,000	44,998
Federal Farm Credit Banks, FRN, 3M UST + 0.05%, 0.10%, 8/3/22	70,000	69,997
Federal Farm Credit Banks, FRN, 3M UST + 0.055%, 0.105%, 1/31/23	50,000	50,000
Federal Farm Credit Banks, FRN, 3M UST + 0.065%, 0.115%, 5/25/22	50,000	50,000
Federal Farm Credit Banks, FRN, 3M UST + 0.065%, 0.115%, 10/31/22	100,000	100,000
Federal Farm Credit Banks, FRN, 3M UST + 0.09%, 0.14%, 6/3/22	75,000	74,997
Federal Farm Credit Discount Notes, 0.06%, 12/8/21	40,000	40,000
Federal Farm Credit Discount Notes, 0.07%, 12/1/21	75,000	75,000
Federal Farm Credit Discount Notes, 0.12%, 12/6/21	7,000	7,000
Federal Home Loan Banks, 0.05%, 3/25/22	50,000	49,998
Federal Home Loan Banks, 0.21%, 12/2/22	100,000	100,000
Federal Home Loan Banks, 0.21%, 12/12/22	32,000	32,000
Federal Home Loan Banks, 0.22%, 12/16/22	50,000	50,000
Federal Home Loan Banks, 2.25%, 3/11/22	44,900	45,166
Federal Home Loan Banks, FRN, SOFR + 0.035%, 0.085%, 12/17/21	50,000	50,000
Federal Home Loan Banks, FRN, SOFR + 0.055%, 0.105%, 5/13/22	50,000	50,000
Total U.S. Government Agency Debt (Cost $988,303)		**988,303**

U.S. GOVERNMENT AGENCY REPURCHASE AGREEMENTS 36.9%(1)

	Par	$ Value
Bank of America, Tri-Party, Dated 11/30/21, 0.05%, Delivery Value of $311,000,432 on 12/1/21, Collateralized by U.S. Government securities, 2.50% - 3.00%, 1/20/48 - 6/20/51, valued at $317,220,000	311,000	311,000
Bank of Montreal, Tri-Party, Dated 11/30/21, 0.05%, Delivery Value of $48,000,067 on 12/1/21, Collateralized by U.S. Government securities, 1.50% - 4.50%, 12/1/31 - 12/1/51, valued at $48,960,001	48,000	48,000
Citigroup Global Markets, Tri-Party, Dated 11/30/21, 0.06%, Delivery Value of $239,000,398 on 12/1/21, Collateralized by U.S. Government securities, 1.13% - 1.88%, 2/28/22 - 9/30/22, valued at $243,780,022	239,000	239,000

Credit Agricole, Tri-Party, Dated 11/30/21, 0.05%, Delivery Value of $432,010,600 on 12/1/21, Collateralized by U.S. Government securities, 2.00% - 2.25%, 4/12/22 - 1/20/51, valued at $440,650,471	432,010	432,010
Federal Reserve Bank of New York, Tri-Party, Dated 11/30/21, 0.05%, Delivery Value of $1,680,002,333 on 12/1/21, Collateralized by U.S. Government securities, 1.50%, 2/15/30, valued at $1,680,002,430	1,680,000	1,680,000
Goldman Sachs, Tri-Party, Dated 11/30/21, 0.05%, Delivery Value of $359,000,499 on 12/1/21, Collateralized by U.S. Government securities, 2.50% - 6.00%, 6/20/28 - 5/15/60, valued at $366,180,000	359,000	359,000
HSBC Securities, Tri-Party, Dated 11/30/21, 0.05%, Delivery Value of $144,000,200 on 12/1/21, Collateralized by U.S. Government securities, 2.00% - 5.00%, 6/1/30 - 12/1/51, valued at $146,880,000	144,000	144,000
JPMorgan Chase, Tri-Party, Dated 11/30/21, 0.05%, Delivery Value of $239,000,332 on 12/1/21, Collateralized by U.S. Government securities, 1.39% - 4.50%, 11/1/28 - 12/1/ 51, valued at $243,780,000	239,000	239,000
RBC Dominion Securities, Tri-Party, Dated 11/30/21, 0.05%, Delivery Value of $359,000,499 on 12/1/21, Collateralized by U.S. Government securities, 0.50% - 5.50%, 2/15/22 - 11/1/51, valued at $366,180,026	359,000	359,000
Royal Bank of Canada, Tri-Party, Dated 11/30/21, 0.05%, Delivery Value of $718,000,997 on 12/1/21, Collateralized by U.S. Government securities, 1.13% - 4.50%, 1/1/35 - 12/1/51, valued at $732,360,000	718,000	718,000
Total U.S. Government Agency Repurchase Agreements (Cost $4,529,010)		**4,529,010**

U.S. TREASURY DEBT 59.2%

U.S. Treasury Bills, 0.038%, 12/2/21	445,383	445,382
U.S. Treasury Bills, 0.055%, 1/4/22	253,960	253,947
U.S. Treasury Bills, 0.055%, 1/20/22	224,280	224,263
U.S. Treasury Bills, 0.055%, 2/22/22	153,615	153,595
U.S. Treasury Bills, 0.055%, 3/8/22	209,820	209,789
U.S. Treasury Bills, 0.055%, 3/22/22	141,825	141,801
U.S. Treasury Bills, 0.056%, 3/1/22	158,800	158,778
U.S. Treasury Bills, 0.058%, 1/27/22	92,666	92,658
U.S. Treasury Bills, 0.059%, 1/6/22	141,000	140,992
U.S. Treasury Bills, 0.059%, 1/11/22	285,780	285,761
U.S. Treasury Bills, 0.06%, 4/28/22	50,710	50,697
U.S. Treasury Bills, 0.065%, 3/29/22	206,300	206,256
U.S. Treasury Bills, 0.065%, 5/12/22	153,915	153,870
U.S. Treasury Bills, 0.066%, 5/5/22	145,090	145,049
U.S. Treasury Bills, 0.066%, 5/19/22	279,570	279,484

U.S. Treasury Bills, 0.07%, 5/26/22	190,500	190,435
U.S. Treasury Bills, 0.074%, 12/14/21	540,485	540,471
U.S. Treasury Bills, 0.09%, 6/2/22	310,791	310,650
U.S. Treasury Bills, 0.099%, 12/28/21	375,810	375,782
U.S. Treasury Bills, 0.10%, 12/21/21	255,000	254,986
U.S. Treasury Bills, 0.10%, 12/30/21	208,134	208,117
U.S. Treasury Bills, 0.11%, 12/7/21	188,000	187,996
U.S. Treasury Bills, 0.112%, 12/15/21	404,710	404,692
U.S. Treasury Bills, 0.113%, 12/23/21	390,860	390,834
U.S. Treasury Bills, 0.15%, 12/31/21	307,100	307,062
U.S. Treasury Notes, 1.625%, 12/31/21	76,655	76,751
U.S. Treasury Notes, 1.75%, 2/28/22	9,590	9,630
U.S. Treasury Notes, 2.00%, 12/31/21	7,600	7,612
U.S. Treasury Notes, 2.125%, 12/31/21	27,226	27,271
U.S. Treasury Notes, 2.625%, 12/15/21	50,000	50,048
U.S. Treasury Notes, FRN, 3M UST + 0.029%, 0.079%, 7/31/23	147,000	147,003
U.S. Treasury Notes, FRN, 3M UST + 0.034%, 0.084%, 4/30/23	150,118	150,123
U.S. Treasury Notes, FRN, 3M UST + 0.035%, 0.085%, 10/31/23	36,540	36,540
U.S. Treasury Notes, FRN, 3M UST + 0.049%, 0.099%, 1/31/23	88,750	88,759
U.S. Treasury Notes, FRN, 3M UST + 0.055%, 0.105%, 7/31/22	124,976	124,976
U.S. Treasury Notes, FRN, 3M UST + 0.055%, 0.105%, 10/31/22	141,871	141,875
U.S. Treasury Notes, FRN, 3M UST + 0.114%, 0.164%, 4/30/22	158,000	158,036
U.S. Treasury Notes, FRN, 3M UST + 0.154%, 0.204%, 1/31/22	124,200	124,211
Total U.S. Treasury Debt (Cost $7,256,182)		**7,256,182**
Total Investments in Securities 104.2% of Net Assets (Cost $12,773,495)		**$ 12,773,495**

‡ Par is denominated in U.S. dollars unless otherwise noted.

(1) See Note 3. Collateralized by U.S. government securities valued at $4,585,993 at November 30, 2021.

3M UST Three month U.S. Treasury bill yield

FRN Floating Rate Note

SOFR Secured overnight financing rate

The accompanying notes are an integral part of these financial statements.

November 30, 2021 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Government Money Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks preservation of capital, liquidity, and, consistent with these, the highest possible current income. The fund intends to operate as a government money market fund and has no intention to voluntarily impose liquidity fees on redemptions or temporarily suspend redemptions. The fund has two classes of shares: the Government Money Fund (Investor Class) and the Government Money Fund–I Class (I Class). I Class shares require a $500,000 initial investment minimum, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, and certain other accounts. Prior to November 15, 2021, the initial investment minimum was $1 million and was generally waived for financial intermediaries, eligible retirement plans, and other certain accounts. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. A capital gain distribution may also be declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

New Accounting Guidance In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020–04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures, including the comparison of amortized cost to market-based value, and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

In accordance with Rule 2a-7 under the 1940 Act, the fund values its securities at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. On November 30, 2021, all of the fund’s financial instruments were classified as Level 2 in the fair value hierarchy.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Repurchase Agreements The fund engages in repurchase agreements, pursuant to which it pays cash to and receives securities from a counterparty that agrees to “repurchase” the securities at a specified time, typically within seven business days, for a specified price. The fund enters into such agreements with well-established securities dealers or banks that are members of the Federal Reserve System and are on Price Associates’ approved list. All repurchase agreements are fully collateralized by U.S. government or related agency securities, which are held by the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

LIBOR Transition The fund may invest in instruments that are tied to reference rates, including LIBOR. On March 5, 2021, the ICE Benchmark Administration Limited, the administrator of LIBOR, announced its intention to cease publishing a majority of the USD LIBOR settings immediately after publication on June 30, 2023, with the remaining USD LIBOR settings to end immediately after publication on December 31, 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, cannot yet be determined. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund’s performance.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At November 30, 2021, the cost of investments for federal income tax purposes was $12,773,495,000.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.18% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Price Associates may voluntarily waive all or a portion of its management fee and reimburse operating expenses to the extent necessary for the fund to maintain a zero or positive net yield (voluntary waiver). This voluntary waiver is in addition to the contractual expense limit in effect for the fund. Any amounts waived/paid by Price Associates under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary arrangement at any time without prior notice. For the six months ended November 30, 2021, expenses waived/ paid totaled $12,481,000.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended November 30, 2021, expenses incurred pursuant to these service agreements were $41,000 for Price Associates; $3,495,000 for T. Rowe Price Services, Inc.; and $647,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

As of November 30, 2021, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 4,608,942,321 shares of the Investor Class, representing 40% of the Investor Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended November 30, 2021, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 6 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. The fund’s performance could be negatively impacted if the value of a portfolio holding were harmed by such events. Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets. The duration of this outbreak or others and their effects cannot be determined with certainty.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) each month on Form N-MFP. The fund’s reports on Form N-MFP are available on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their portfolio holdings information on troweprice.com.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Government Money Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	January 18, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	January 18, 2022

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	January 18, 2022